                                                                 EXHIBIT 10.11



                   SUPPLEMENTAL RETIREMENT PLAN FOR EXECUTIVES

                              MASTER PLAN DOCUMENT

                                SEPTEMBER 1, 1990

                                   AS AMENDED

                                 JANUARY 1, 1994

                                                                       Page
                                                                       ----
Purpose................................................................  1

Article 1 - DEFINITIONS................................................  1

Article 2 - ELIGIBILITY................................................  3
2.1 Selection By Committee.............................................  3
2.2 Enrollment Requirements............................................  3

Article 3 - DEFERRAL COMMITMENTS.......................................  3
3.1 Minimum Deferral...................................................  3
3.2 Maximum Deferral...................................................  3
3.3 Withholding of Deferral Amounts....................................  3
3.4 Company Contribution...............................................  3
3.5 Annual Rate........................................................  3
3.6 Interest Crediting.................................................  4
3.7 Default............................................................  4
3.8 Deferral Penalty in the Event of Default...........................  4
3.9 Waiver of Default and Grant of Suspension..........................  4
3.10 Termination of Participation......................................  4

Article 4 - PRERETIREMENT PAYMENTS.....................................  4
4.1 Preretirement Payments.............................................  4
4.2 Hardship Payments..................................................  5

Article 5 - RETIREMENT BENEFIT.........................................  5
5.1 Retirement Benefit.................................................  5
5.2 Rate of Interest...................................................  5
5.3 Duration of Benefits...............................................  5

Article 6 - SURVIVOR BENEFIT...........................................  6
6.1 Preretirement Survivor Benefit.....................................  6
6.2 Amount.............................................................  6
6.3 Post-retirement Survivor Benefit...................................  6
6.4 Eligibility........................................................  6
6.5 Suicide............................................................  6

                                                                       Page
                                                                       ----
Article 7 - TERMINATION BENEFIT........................................  7
7.1 Eligibility........................................................  7
7.2 Termination Before Normal Retirement...............................  7
7.3 Plan Participation Crediting.......................................  7
7.4 Payment Schedule...................................................  8
7.5 Termination After Age Sixty (60)...................................  8

Article 8 - DISABILITY BENEFIT.........................................  8
8.1 Definition.........................................................  8
8.2 Benefit............................................................  8

Article 9 - BENEFICIARY................................................  9
9.1 Beneficiary........................................................  9
9.2 Beneficiary Designation............................................  9
9.3 Change of Beneficiary..............................................  9
9.4 Employer Acknowledgment............................................  9
9.5 Undefined Beneficiary..............................................  9
9.6 Discharge of Obligation............................................  9

Article 10 - LEAVE OF ABSENCE..........................................  9
10.1 Paid Leave of Absence.............................................  9
10.2 Unpaid Leave of Absence...........................................  9
10.3 Discharge of Obligation...........................................  9

Article 11 - EMPLOYER LIABILITY........................................ 10
11.1 General Assets.................................................... 10
11.2 Employer's Liability.............................................. 10
11.3 Limitation of Obligation.......................................... 10
11.4 Participant Cooperation........................................... 10

Article 12 - NO GUARANTEE OF EMPLOYMENT................................ 10
12.1 No Guarantee of Employment........................................ 10

Article 13 - TERMINATION OF PARTICIPATION.............................. 10
13.1 Written Notice.................................................... 10

Article 14 - TERMINATION AMENDMENT OR MODIFICATION OF THE PLAN......... 10
14.1 Company Termination of Plan....................................... 10
14.2 Plan Amendment.................................................... 11
14.3 Termination....................................................... 11
14.4 Beneficiary Entitlement........................................... 11
14.5 Hostile Takeovers................................................. 11

                                                                      Page
                                                                      ----
Article 15 - OTHER BENEFITS AND AGREEMENTS..............................11
15.1 Coordination With Other Benefits...................................11

Article 16 - RESTRICTIONS ON ALIENATION OF BENEFITS.....................11
16.1 No Right of Transfer...............................................11

Article 17 - ADMINISTRATION OF THE PLAN.................................12
17.1 Committee Administration...........................................12
17.2 Committee Authority................................................12
17.3 Committee Indemnity................................................12
17.4 Employer's Obligations to the Committee............................12
17.5 Committee Discretion in Payment Schedule...........................12

Article 18 - MISCELLANEOUS..............................................13
18.1 Notice.............................................................13
18.2 Successors.........................................................13
18.3 Governing Law......................................................13
18.4 Pronouns...........................................................13

                          SUPPLEMENTAL RETIREMENT PLAN

                                     PURPOSE

The purpose of this Plan is to provide specified benefits to a select group of key employees who contribute materially to the continued growth, development and future business success of The Titan Corporation and its subsidiaries.

                                    ARTICLE 1
                                   DEFINITIONS

For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean the current sum of Participant and Company contributions and interest earnings thereon, attributable to a Participant's individual account.

1.2 "Annual Deferral" shall mean that portion of a Participant's Base Annual Salary that a Participant elects to have and is deferred, in accordance with Article 3, for any one Plan Year. In the event of Retirement, Disability, death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral shall be the actual amount withheld prior to such event.

1.3 "Base Annual Salary" shall mean the yearly compensation paid to an Executive, excluding bonuses, commissions, overtime, and non-monetary awards for employment services to the Company.

1.4 "Bonus" shall mean the individual Management By Objective (MBO) Bonus paid annually to eligible employees.

1.5 "Beneficiary" shall mean the person or persons, or the estate of a Participant, entitled to receive any benefits under this Plan upon the death of a Participant.

1.6 "Committee" shall mean the Compensation Committee of the Board of Directors or an administrative committee appointed by the Compensation Committee to manage and administer the Plan in accordance with the provisions of this Plan.

1.7      "Company" shall mean The Titan Corporation and its subsidiaries.

1.8 "Deferral Amount" shall mean the sum of all a Participant's Annual Deferrals, excluding the Company contribution, and excluding interest.

1.9 "Disability" shall mean a period of disability during which a Participant is permanently and totally disabled.

1.10 "Employer" shall mean the Company and any subsidiary having one or more Executives who are eligible to participate in the Plan and have been selected by the Committee to participate. Where the context dictates, the term "Employer" as used herein refers to the particular Employer which has entered into a Plan Agreement with a specific Participant.

1.11 "Executive" shall mean any person who is in the regular full-time employment of the Company, or one of its subsidiaries as determined by the personnel policies and practices of the Company or the subsidiary.

1.12 "Normal Retirement Date" shall be the first day of the month in which the Participant attains 1) his or her sixty-second (62) birthday or 2) six (6) years of Plan participation, whichever is later.

1.13 "Participant" shall mean any Executive who elects to participate in the Supplemental Retirement Plan, signs a Plan Agreement and Beneficiary Designation form, and is accepted into the Plan.

1.14 "Plan" shall mean the Supplemental Retirement Plan of the Employer which is defined by this instrument and by each Plan Agreement.

1.15 "Plan Agreement" shall mean the form of written agreement which is entered into from time to time, by and between an Employer and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled under the Plan, and the Plan Agreement bearing the latest date shall govern such entitlement.

1.16 The "Plan Year" shall begin on January 1 of each year and continue through December 31 of the same year except that the first Plan Year will begin the first day of the month that follows the date on which the eligible Participant is permitted to enter the Plan and completes and signs Plan enrollment forms.

1.17 "Termination of Employment" shall mean the cessation of employment, voluntarily or involuntarily, excluding retirement, disability or death.

1.18 "Treasury Rate" shall mean the effective yield on constant-maturity three-year U.S. Treasury Notes as of the close of the first business day of each month of October that precedes Plan anniversary date.

1.19 "Year of Service" shall be determined consistent with the definition of year of service in The Titan Corporation 401(k) Retirement Plan and shall mean any year in which the Participant does or would qualify for a year of service as therein defined.

                                    ARTICLE 2
                                   ELIGIBILITY

2.1 SECTION BY COMMITTEE. The Committee shall have the sole discretion to determine the Executives who are eligible to become Participants, in accordance with the purpose of the Plan. In addition, plan participation is contingent upon the satisfactory underwriting of insurance coverage on each Participant's life.

2.2 ENROLLMENT REQUIREMENTS. As a condition of participation, each Participant so selected shall complete, execute and return to the Committee a Plan Agreement and Beneficiary Designation, and comply with further conditions as may be established by the Committee.

                                    ARTICLE 3
                              DEFERRAL COMMITMENTS

3.1 MINIMUM DEFERRAL. The Participant may defer no less than $2,000 per Plan Year.

3.2 MAXIMUM DEFERRAL. Each year, the Participant may defer no more than the percentage of Base Annual Salary permitted by the Selection Committee, at its sole discretion. This percentage will be communicated prior to the beginning of each Plan Year in which an Annual Deferral is made.

3.3 WITHHOLDING OF ANNUAL DEFERRALS. The amount of Base Annual Salary elected to be deferred pursuant to the Plan Agreement of a Participant shall be withheld from the Participant's salary or fees in equal amounts over the deferral period.

3.4 COMPANY CONTRIBUTION. Each year, the Company will contribute to each Participant's account an amount equal to the Participant's salary deferral (excluding bonus deferral). The Company matching contribution will be credited to each Participant's Account Balance on the last day of each Plan Year (December 31) so long as the Participant is an employee and an active Participant in the Plan as of that date.

3.5 ANNUAL RATE. The Treasury Rate will be declared annually for each Plan Year and shall be fixed as of the first business day in October of the year that precedes the Plan Year. Subject to the provisions and limitations of the Plan, the account will accrue annual interest at a crediting rate equal to the Treasury Rate plus three percent (3.0%) from the date of Plan inception. For purposes of any retirement distributions from the Participant's Supplemental Retirement Plan account, the Treasury Rate that applies for the current Plan Year and the preceding five (5)
         Plan Years will be averaged and used to calculate the interest for benefit payments.

3.6 INTEREST CREDITING. Interest shall be credited yearly on the Account Balance as though the total Deferral Amount for that Plan Year was made at the beginning of the Plan Year. In the event of mid-year termination, the basis for that year's interest crediting rate will be a fraction of the full year's interest crediting rate, based on the number of completed months of employment rendered by the Participant in the year of termination.

3.7 DEFAULT. Default occurs when the Participant does not fulfill all deferral commitments to the Plan under the Participant's Plan Agreement. Termination of Employment is not considered a default. A Participant who has a Termination of Employment will receive Termination benefits, as set forth in Article 7.

3.8 DEFERRAL PENALTY IN THE EVENT OF DEFAULT. In the event of default by a Participant on a deferral commitment, the Participant may not defer any portion of his/her Base Annual Salary or Bonus for the following twelve
         (12) months.

3.9 WAIVER OF DEFAULT AND GRANT OF SUSPENSION. The Committee may, at its discretion, waive any default penalty set forth in Section 3.8 upon request of the Participant. The Committee may also, at its sole discretion, grant a suspension of a Participant's deferral commitment for such time as the Committee may deem necessary if it finds that the Participant has suffered an unforeseeable financial emergency. For purposes of this Plan, an unforeseeable financial emergency is an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal, transfer of place of employment, or other such unforeseeable occurrence.

3.10 TERMINATION OF PARTICIPATION. A Participant may terminate participation in the Plan at any time by giving the Employer written notice of such termination not less than thirty (30) days prior to the anniversary date of the execution of the most recent Plan Agreement of the Participant. Benefits to a Participant who elects to terminate Plan participation shall be paid in accordance with terms of the Plan.

                                    ARTICLE 4
                             PRERETIREMENT PAYMENTS

4.1 PRERETIREMENT PAYMENTS. Participants who make contributions to the Plan prior to attaining age 56 may elect to receive preretirement payments from the Plan. The Company contribution will remain as part of the Account Balance to be paid in accordance with the terms of the Plan.

         In connection with each election to make an Annual Deferral, a Participant may elect to receive a future preretirement payment from the Plan with respect to that Annual Deferral. The preretirement payment shall be a lump sum payment in an amount equal to the Annual Deferral plus interest credited at the Treasury Rate plus three percent (3%). The preretirement payment shall be made within 60 days of the first day of the Plan Year that is six years after the effective date of the Annual Deferral election.

4.2 HARDSHIP PAYMENTS. If the Participant experiences an unforeseeable financial emergency as described in Section 3.9, the Participant may petition the Administrative Committee to receive a preretirement payment from the Plan. The amount requested may not exceed the sum of total Deferral Amounts. If, subject to the sole discretion of the Administrative Committee, the petition is approved, payment shall be distributed within 60 days of the date of approval and the Participant shall be subject to taxation on the amount received. For the Plan Year in which the payment is made, all interest that would otherwise have accrued on the amount withdrawn shall be forfeited.

                                    ARTICLE 5
                               RETIREMENT BENEFIT

5.1 RETIREMENT BENEFIT. If a Participant retires from employment with the Company on or after the attainment of age sixty-two (62) or six (6) years of Plan participation, whichever is later, and if the Plan Agreement has been kept in force, the Employer will pay the Participant an amount per month based on the Account Balance, credited with interest, minus the preretirement payments made pursuant to Article 4.

5.2 RATE OF INTEREST. If the Participant remains with the Company until Normal Retirement, his or her Account Balance will have accumulated interest at a compounded interest rate equal to the Treasury Rate plus three percent (3.0%).

5.3 DURATION OF BENEFITS. Payments shall commence on the last day of the month determined to be the month wherein the Participant reaches his/her Normal Retirement Date. Payments shall be monthly, for 60 months, unless a longer period of time is permitted by the Company and is elected by the Participant at least three years prior to the beginning of the period during which deferrals are made.

                                   ARTICLE 6
                                SURVIVOR BENEFIT

6.1 PRERETIREMENT SURVIVOR BENEFIT. If a Participant dies BEFORE retirement and the Plan Agreement is in effect at the time, the Employer will pay a Survivor's benefit to the designated Beneficiary.

6.2 AMOUNT. The amount of the preretirement survivor benefit will be equal to the Account Balance at the time of death. Said amount shall be paid in a lump sum or, if the Account Balance exceeds $25,000, over a period of time as described in Section 7.4 with an unpaid balance being created at the Treasury Rate plus three percent (3.0%).

6.3 POST-RETIREMENT SURVIVOR BENEFIT. If the Participant dies AFTER Normal Retirement, and after Retirement benefit payments have commenced, the Beneficiary will receive any unpaid installments due the Participant, with the unpaid balance being created at the Treasury Rate plus three percent (3.0%). Payments shall continue on a monthly basis until the payout period in effect is complete.

6.4. ELIGIBILITY. The obligation of the Employer to pay the Survivor benefit (whether in a lump sum or over a number of months) shall exist only if:

         a. at the time of death, the Participant was an employee, totally disabled, or was on an authorized leave of absence;

         b. the Participant was NOT in default as described in Section 3.7, in which event the Survivor benefit shall be limited to the Participant's portion of the Account Balance plus interest earnings thereon (excluding the Company Contribution and interest earnings thereon),

         c. the Plan Agreement had been kept in force until the time of death;

         d. the Participant's death was determined not to be from bodily or mental cause or causes, the information about which was withheld, or knowingly concealed, or falsely provided by the Participant, when requested by the Employer to furnish evidence of good health;

         e. proof of death in such form as determined acceptable by the Committee is furnished.

6.5      SUICIDE. In the event of a Participant's suicide within the first two
         (2) years of Plan participation, the Employer shall be obligated to return the Dererral Amounts only, without interest, and no other Survivor benefits shall be payable.

                                    ARTICLE 7
                               TERMINATION BENEFIT


7.1 ELIGIBILITY. This benefit applies if the Participant terminates employment with the Employer for reasons other than death, Disability, or Normal Retirement.

7.2 TERMINATION BEFORE NORMAL RETIREMENT. A Participant who terminates employment with the Employer for reason other than death or Disability before reaching Normal Retirement will receive his/her Deferral Amounts, with interest according to the crediting schedule contained in
         Section 7.3. However, no interest will be credited on partial year deferrals in the year of termination. The Participant will also be entitled to a percentage of the Company's matching contributions based on years of service as described below.


            YEARS OF SERVICE                  PERCENTAGE OF COMPANY
                COMPLETED                      CONTRIBUTIONS VESTED
                ---------                      --------------------
            Less than 2                                 0%
            2, but less than 3                         25%
            3, but less than 4                         50%
            4, but less than 5                         75%
            5 or more                                 100%


         In addition, the Participant will receive a percentage of the interest earnings on the Company contribution, in accordance with the schedule contained in Section 7.3.

7.3 PLAN PARTICIPATION CREDITING. The interest crediting schedule is as follows.


     NUMBER OF PLAN YEARS                   INTEREST CREDITING RATE
      COMPLETED PRIOR TO          ----------------------------------------------
         TERMINATION              PARTICIPANT DEFERRALS    COMPANY CONTRIBUTIONS
     ---------------------------------------------------------------------------
        Less than 4                   Treasury Rate                -0-
     ---------------------------------------------------------------------------
      4 but less than 5             Treasury Rate + 1%        Treasury Rate + 1%
     ---------------------------------------------------------------------------
      5 but less than 6             Treasury Rate + 2%        Treasury Rate + 2%
     ---------------------------------------------------------------------------
         6 or more                  Treasury Rate + 3%        Treasury Rate + 3%
     ---------------------------------------------------------------------------


7.4 PAYMENT SCHEDULE. Payout of the Account Balance will be according to the following schedule.


     --------------------------------------------------------------------------
                             ACCOUNT BALANCE PAYOUT
     --------------------------------------------------------------------------
     Less than $25,000        Paid in a Lump Sum within 90 days of termination.
     --------------------------------------------------------------------------
     $25,000 and more         Paid over 60 months with interest on unpaid
                              balance credited at the Treasure Rate.

                              Initial payment to be paid within 90 days of
                              termination.
     --------------------------------------------------------------------------



7.5 TERMINATION AFTER AGE SIXTY (60). Participants who have more than $25,000 in their Account Balance AND who are at least age sixty (60), may elect to leave their Account Balance with the Company until the full Retirement benefit crediting has been achieved [six (6) years of Plan participation or age sixty-two (62), whichever is later]. However, the Account Balance may be left only if such an election is made at the time of initial plan enrollment. For those electing to leave the Account Balance, distributions will begin to be paid out when Retirement benefit crediting is achieved. Distributions will be made over 60 months, unless otherwise elected at least three years prior to the period during which deferrals were made, with the unpaid balance credited at the Treasury Rate plus three percent (3.0%).

                                    ARTICLE 8
                               DISABILITY BENEFIT

8.1 DEFINITION. Evidence of Disability is determined by the guidelines governing the Employer's group long-term disability plan.

8.2 BENEFIT. If the Participant becomes eligible for the Disability benefit before his or her Normal Retirement, the Participant's Account Balance will be fully vested and will continue to accumulate interest with benefits to be paid when he or she reaches the preretirement payment or Normal Retirement dates as previously elected.

                                   ARTICLE 9
                                  BEENEFICIARY

9.1 BENEFICIARY. All payments made be the Employer under the Plan shall be made to the Participant during his or her lifetime. If the Participant dies prior to completion of the payments, then all subsequent payments shall be made to the Beneficiary(ies) named in the Beneficiary Designation form.

9.2 BENEFICIARY DESIGNATION. A Participant shall designate his or her Beneficiary to receive benefits under the Plan by completing the appropriate Beneficiary Designation form.

9.3 CHANGE OF BENEFICIARY. A Participant shall have the right to change the Beneficiary by submitting to the Committee a change of Beneficiary request in the form prescribed by the Committee.

9.4 EMPLOYER ACKNOWLEDGMENT. No change of Beneficiary shall be effective until acknowledged in writing by the Employer.

9.5 UNDEFINED BENEFICIARY. If the Employer has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, it shall have the right to withhold such payments until the matter is finally adjudicated.

9.6 DISCHARGE OF OBLIGATION. Payment made by the Employer in accordance with this Plan shall fully discharge the Employer from all further obligations with respect to such payment.

                                   ARTICLE 10
                                LEAVE OF ABSENCE

10.1 AUTHORIZED LEAVE OF ABSENCE. If a Participant is authorized by the Employer for any reason to take a leave of absence from employment, such Participant shall be required to maintain the original level of deferrals to order to keep the Plan Agreement in force, except as provided in Article 8.

10.2 FAILURE TO CONTINUE PAYMENTS. Failure to make such payment may cause the Plan Agreement to terminate. A thirty (30) day notice of intention to terminate said agreement shall be sent by the Administrative Committee to the Participant.

10.3 DISCHARGE OF OBLIGATION. Upon termination of an agreement, neither party shall have any further obligation to the other party under the agreement, after the Termination benefit has been paid.

                                   ARTICLE 11
                               EMPLOYER LIABILITY

11.1 GENERAL ASSETS. Amounts payable to a Participant shall be paid from the general assets of the Employer exclusively.

11.2 EMPLOYER's LIABILITY. The Employer's liability for the payment of benefits shall be defined only by this Master Plan Document, and confirmed by the Plan Agreement entered into between the Employer and a Participant.

11.3 LIMITATION OF OBLIGATION. The Employer shall have no obligation to a Participant under the Plan, except as expressly provided for in the Plan.

11.4 PARTICIPANT COOPERATION. The Participant must cooperate with the Employer in furnishing all information requested by the Employer in order to facilitate the payment of benefits. Such information may include taking a physical examination, or other actions.

                                   ARTICLE 12
                           NO GUARANTEE OF EMPLOYMENT

12.1 NO GUARANTEE OF EMPLOYMENT. Nothing herein shall constitute a contract of continuing employment between the Employer and the Executive.

                                   ARTICLE 13
                          TERMINATION OF PARTICIPATION

13.1 WRITTEN NOTICE. A Participant may terminate participation in the Plan at any time by giving the Employer written notice of such termination not less than thirty (30) days prior to the beginning of the Plan Year.

                                   ARTICLE 14
               TERMINATION, AMENDMENT OR MODIFICATION OF THE PLAN

14.1 COMPANY TERMINATION OF PLAN. The Employer reserves the right to terminate this Plan. In the event of Plan termination, the Partcipants' Deferral Amounts shall be paid out according to the schedules defined in Article 7.

14.2 PLAN AMENDMENT. The Employer reserves the right to totally or partially amend or modify this Plan at any time. Regardless of any amendment or modification, the Participant will receive at least one hundred percent (100%) of his or her cumulative Deferral Amounts, plus interest, plus vested company match and earnings thereon.

14.3 TERMINATION. The Employer reserves the right to terminate the Plan Agreement of any Participant at the time of termination of service.

14.4 BENEFICIARY ENTITLEMENT. The Committee shall take no action to terminate the Plan with respect to a Participant's Beneficiary after entitlement to any benefits under this Plan has occurred.

14.5 HOSTILE TAKEOVERS. In the event of hostile or non-negotiated takeover or acquisition by another company, the Account Balance of this Plan may become due and payable to all Participants, at the option of the management of The Titan Corporation.


                                   ARTICLE 15
                         OTHER BENEFITS AND AGREEMENTS

15.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 16
                    RESTRICTIONS ON ALIENATION OF BENEFITS

16.1 NO RIGHT OF TRANSFER. No right or benefit under the Plan shall be subject to alienation, sale, assignment or encumbrance.

                                   ARTICLE 17
                          ADMINISTRATION OF THE PLAN

17.1 COMMITTEE ADMINISTRATION. The general administration of this Plan, as well as construction and interpretation thereof, shall be the responsibility of the Compensation Committee of the Board of Directors or, if otherwise established in writing, by an administrative Committee, the number of members of which shall be designated and appointed from time to time by, and shall serve at the pleasure of, the Board of Directors of the Employer.

17.2 COMMITTEE AUTHORITY. Subject to the Plan, the Committee shall from time to time establish rules, forms and procedures for the administration of the Plan. Except as otherwise expressly provided, the Committee shall have the exclusive right to interpret the Plan and to decide any and all matters arising thereunder. The Committee's decisions shall be conclusive and binding upon all persons having or claiming to have any right or interest under the Plan.

17.3 COMMITTEE INDEMNITY. No member of the Committee shall be liable for any act or omission of any other member of the Committee, nor for any act or omission on his own part, excepting his own willful misconduct.

      The Employer shall indemnify, and save harmless each member of the Committee against any and all expenses and liabilities arising out of his membership on the Committee, with the exception of expenses and liabilities arising out of his own willful misconduct.

17.4 EMPLOYER'S OBLIGATIONS TO THE COMMITTEE. To enable the Committee to perform its functions, the Employer shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their retirement, death or other cause for Termination of Employment, and such other pertinent facts as the Committee may require.

17.5 COMMITTEE DISCRETION IN PAYMENT SCHEDULE. The Committee, of its own accord or upon petition by the Participant or Participant's Beneficiary, shall have the power, at its sole discretion, to change the manner and timing of payments to be made to a Participant or Participant's Beneficiary from that elected by the Participant.

                                   ARTICLE 18
                                  MISCELLANEOUS

18.1 NOTICE. Any notice given under the Plan shall be in writing and shall be mailed to:

                             The Titan Corporation
                           Administrative Committee
                          c/o Chief Financial Officer
                          Supplemental Retirement Plan
                             3033 Science Park Road
                           San Diego, California 92121

18.2 SUCCESSORS. The Plan shall be binding upon the Employer and its respective successors or assigns, and upon a Participant, Participant's Beneficiary, assigns, heirs, executors and administrators.

18.3 GOVERNING LAW. The Plan and Plan Agreement shall be governed by and construed under the laws of the State of California, as in effect at the time of their adoptions and execution, respectively.

18.4 PRONOUNS. Masculine pronouns wherever used shall include femine pronouns and the singular shall include the plural.

      IN WITNESS WHEREOF the Employer has signed this Plan this 17th day of December, 1993.



                                        Employer

                                        THE TITAN CORPORATION

                                 By:    [ILLEGIBLE]
                                        --------------------------------------
                                                      (Signature)

                                 Title: SR VP CFO
                                        --------------------------------------
                                                  (Officer of Company)

                                  AMENDMENT

                                      TO

               THE TITAN CORPORATION SUPPLEMENTAL RETIREMENT PLAN
                              FOR KEY EXECUTIVES

The Titan Corporation Supplemental Retirement Plan For Key Executives is hereby amended in the following particulars, effective May 18, 1995:

     1. Section 14.5 of the existing Plan is hereby deleted and replaced with new section 14.5 which shall read as follows:

     14.5 CHANGE IN CONTROL    Notwithstanding any other provisions of this
     Plan, upon any Change in Control (as defined hereinbelow) the Account Balance of each Participant shall become fully vested (including, without limitation for purposes of Section 7.2) and, at the Participant's discretion, shall be due and payable in a lump-sum within ninety days of such Participant's termination of employment from Employer and the applicable interest crediting rate under Section 7.3 shall be the maximum rate provided therein (Treasury Rate plus 3%). The term "Change in Control" shall mean (a) any "person" (as such term is used in Sections 3(a) (9) and 13(d) (3) of the Securities Exchange Act of 1934) becomes the beneficial owner (as such term is used in Section 13(d) (1) of the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing at least 25% of the combined voting power of the then outstanding securities of the Company; (b) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (c) all or substantially all of the Company's assets are sold as an entirety to any person or related group of persons; or (d) the Company is merged with or into another corporation or another corporation is merged into the Company with the effect that immediately after such transaction the stockholders of the Company immediately prior to such transaction hold less then a majority in interest of the total voting power entitled to vote in the election of directors, managers or trustees of the entity surviving such transaction.